Fees Summary	Jun. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,544,998.51
Previously Paid Amount	0.00
Total Fee Amount	4,218.26
Total Offset Amount	4,218.26
Net Fee	$ 0.00